SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                January 26, 2001
                                ----------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-25056                59-3262958
----------------------------   ------------------------    ----------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                      Identification No.)

                             Two World Trade Center
                               New York, New York
                             ----------------------
                    (Address of Principal Executive Offices)

                                      10048
                                   ----------
                                   (Zip Code)

                                 (212) 748-7000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                           ---------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 4

                               Page 1 of 10 Pages

ITEM 5.           OTHER EVENTS

                  On January 26, 2001, the registrant issued two press releases. The first announced that the registrant's Board of Directors had authorized the expansion of the registrant's existing stock repurchase program by up to an additional 787,869 shares, or 10% of the registrant's currently outstanding common stock. This authorization was in addition to the original May 2000 repurchase authorization of 833,744 shares (10% of the registrant's outstanding common stock at that time), which, as of January 22, 2001, had been completely utilized.

                  The second press release announced that, based on preliminary and unaudited figures, the registrant expects to report a net operating profit of approximately $.02 per common share for its fourth quarter ended December 31, 2000, on revenues of approximately $36.6 million. By contrast, for the fourth quarter of 1999, the registrant reported a net operating loss of approximately ($0.14) per common share, on revenues of approximately $32.8 million

                  On February 5, 2001, the registrant issued a press release announcing that its broker-dealer subsidiary had commenced offering its institutional customer base a brokerage service in U.S. Government Agency Debt. The release also noted that the new desk uses an automated broker interface developed by the registrant's Tradesoft Technologies affiliate.

                  The registrant's press releases announcing the matters described above are attached hereto respectively as Exhibits 99.1, 99.2 and 99.3, and each such press release is hereby incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(c)      EXHIBITS.

99.1     Press Release, dated January 26, 2001.

99.2     Press Release, dated January 26, 2001.

99.3     Press Release, dated February 5, 2001.

                               Page 2 of 10 Pages

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MAXCOR FINANCIAL GROUP INC.


                                     By: /s/ GILBERT SCHARF
                                         -------------------------------------
                                         Name:  Gilbert Scharf
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer


Date: February 6, 2001

                               Page 3 of 10 Pages

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION                         PAGE NO.

99.1                     Press Release, dated January 26, 2001             5

99.2                     Press Release, dated January 26, 2001             7

99.3                     Press Release, dated February 5, 2001             9


                               Page 4 of 10 Pages